FIRST AMENDMENT TO THE LEASE




                                    between



                          REGENT HOLDING CORPORATIONS,
                             a Florida corporation



                                      and



                              NETSPEAK CORPORATION
                             a Florida corporation



                            for premises located at

                          Congress Corporate Plaza II
                              902 Clint Moore Road
                                 Suite 104/106
                              Boca Raton, FL 33487



Submission of this Lease Agreement for examination does not constitute an offer to amend the Lease, and this Lease Agreement shall become effective only upon execution and delivery hereof by Landlord and Tenant.

                   FIRST AMENDMENT TO LEASE AGREEMENT BETWEEN
               REGENT HOLDING CORPORATION, A FLORIDA CORPORATION,
                    ("LANDLORD") AND NETSPEAK CORPORATION, A
                         FLORIDA CORPORATION, ("TENANT")
                             FOR PREMISES LOCATED AT

        902 CLINT MOORE ROAD, SUITES 104/106, BOCA RATON, FLORIDA 33487

THIS FIRST AMENDMENT TO LEASE is made this 14th day of January, 1997 between REGENT HOLDING CORPORATION, a FLORIDA CORPORATION, ("Landlord") and NETSPEAK CORPORATION, a FLORIDA CORPORATION ("Tenant").

                                   BACKGROUND

By the Lease dated December 30, 1995 (the "Lease"), Landlord leased to Tenant approximately 4,476 square feet at 902 Clint Moore Road, Suites 104/106, Boca Raton, Florida, hereinafter referred to as the "Premises".

The parties now wish to expand the Premises and extend and modify the Lease.

                                   WITNESSETH

In consideration of the mutual promises of the parties, intending to be legally bound, hereby agree as follows:



1. EXPANSION PREMISES: Tenant agrees to lease from Landlord approximately 5,348 square feet in Suite 100, hereinafter known as the "Expansion Premises," and further described along with the original Premises in the Legal Description in Exhibit A and the Site Plan in Exhibit B, both attached.

2. LEASE TERM: The Lease Term for the Expansion Premises shall start on January 6, 1997, or the date that Landlord delivers the Expansion Premises to Tenant, whichever is later (the "Rent Commencement Date"). Landlord shall use reasonable efforts to deliver the Expansion Premises on or before January 15, 1997. The Lease Term shall expire 36 months later, provided however, in the event that the Rent Commencement Date is a date other than the first day of the calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the Rent Commencement Date.

3. BASE RENT: The Base Rent for the Expansion Premises shall be Four Thousand Six Hundred Seventy-Nine and 50/100 Dollars ($4,679.50) per month. The Base Rent shall escalate by the Consumer Price Index as provided for in Section
    3.02 of the Lease.

    Tenant shall continue to pay Base Rent on the original Premises as called for in the original Lease.

4. COTERMINOUS LEASES: The Lease Term for the original space in Suites 104/106 shall be extended to be coterminous with the Expansion Premises. The Base Rent for the original space in Suites 104/106 shall remain the same as in the original Lease expect that it shall continue to escalate on the anniversary date of the original Lease as called for in Section 3.02 of the Lease.

 5. OPERATING COST; Tenant shall continue to pay it's Proportionate Share of Operating Costs as called for in the Lease. The additional Operating Cost for the Expansion Premises are estimated at One Thousand Four Hundred Fifty-Two and 87/100 Dollars ($ 1,452.87) per month subject to adjustments per the Lease.

Landlord: ___________      Tenant:___________

                   FIRST AMENDMENT TO LEASE AGREEMENT BETWEEN
               REGENT HOLDING CORPORATION, A FLORIDA CORPORATION,
                    ("LANDLORD") AND NETSPEAK CORPORATION, A
                         FLORIDA CORPORATION, ("TENANT")
                             FOR PREMISES LOCATED AT

         902 CLINT MOORE ROAD, SUITES 104/106, BOCA RATON, FLORIDA 33487

                                   (CONTINUED)

6. CAP ON CONTROLLABLE OPERATING COSTS: Notwithstanding anything to the contrary contained in the Lease, Landlord agrees to cap the increase in the "Controllable" components of Tenant's Proportionate Share of Operating Costs for the original Premises and the Expansion Premises during the Lease. Said increases will be limited to not more than seven (7%) percent per year during the specified Lease Term, on a cumulative basis from the "Base Year". For purposes of this paragraph, the Base Year shall be the budget year 1996/1997. The following expense categories shall be defined as "non-controllable" and shall not be subject to any type of cap: trash removal, insurance, utilities, and taxes.

7. SECURITY DEPOSIT: Tenant shall deposit with Landlord upon execution of this Lease Amendment, Thirty-Eight Thousand Nine Hundred Ninety-Eight and 44/100 Dollars ($38,998.44) of additional security deposit (the "Additional Security Deposit"). Landlord will invest the Additional Security Deposit in a certificate of deposit or other low risk similar investment vehicle and the interest will accrue to the Tenant, to be paid to Tenant at the end of the Lease. Provided that Tenant does not default on any of the terms of the Lease during the Lease Term, Tenant will receive back one-third of the Additional Security Deposit at the end of the first lease year, and an additional third of the Additional Security Deposit at the end of the second lease year, with the final one-third of the Additional Security Deposit to be held through the end of the Lease by Landlord.

8. ACCEPTANCE OF PREMISES: Tenant acknowledges that it has inspected the Expansion Premises, knows the condition thereof, and accepts such Expansion Premises, and specifically the buildings and improvements comprising the same, in their present condition, as suitable for the purposes for which the Expansion Premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the Expansion Premises, nor promises to alter, remodel or improve the Expansion Premises have been made by Landlord. Landlord makes no representations about the condition of the Building and/or the Expansion Premises. Landlord is not liable for any defects to the Building and/or the Expansion Premises, whether such defects are patent or latent, and makes no warranties as to the condition of the Expansion Premises. Notwithstanding anything else mentioned in this lease, if this lease is executed before the Expansion Premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the Expansion Premises holds over, or fails to vacate the Expansion Premises when estimated by Landlord, and Landlord cannot, using good faith efforts, acquire possession of the Expansion Premises prior to the date above recited as the Commencement Date of this lease, Landlord shall not be deemed to be in default hereunder, nor in any way liable to Tenant because of such failure, and Tenant agrees to accept possession of the Expansion Premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the "Commencement Date"; and the term of this lease shall automatically be extended so as to include the full number of months herein before provided for, except that if the commencement date is other than the first day of calendar month, such term shall also be extended for the remainder of the calendar month in which possession is tendered. Landlord hereby waives payment of rent covering any period prior to such tendering of possession. After the Commencement Date, Tenant shall, upon

Landlord: ___________      Tenant:___________

                   FIRST AMENDMENT TO LEASE AGREEMENT BETWEEN
               REGENT HOLDING CORPORATION, A FLORIDA CORPORATION,
                    ("LANDLORD") AND NETSPEAK CORPORATION, A
                         FLORIDA CORPORATION, ("TENANT")
                             FOR PREMISES LOCATED AT

         902 CLINT MOORE ROAD, SUITES 104/106, BOCA RATON, FLORIDA 33487

                                   (CONTINUED)

    demand, execute and deliver to Landlord a letter of acceptance of delivery of the Expansion Premises.

9. CONTINGENCY: This Lease is contingent upon Landlord and P. B. Lubes executing a Lease amendment which will allow Landlord to relocate P.B. Lubes to Suite 220 in the Development.

10. MISCELLANEOUS: This Lease Agreement represents the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings, and representations (if any) made by and between such parties. Should there be any conflicts between the Lease and this Rider, this Rider shall control.

The parties intending to be bound hereby execute or cause this Second Amendment to be executed this 14th day of January, 1997.

WITNESSES:                             LANDLORD:

/S/ ILLEGIBLE
---------------------                  REGENT HOLDING CORPORATION,
ANGELICO ASTAIZA                       a Florida corporation

                                       By: /S/ ILLEGIBLE
                                          ------------------------

                                       Title: Vice President


WITNESSES:                             TENANT:

/S/ ILLEGIBLE
---------------------                  NETSPEAK CORPORATION,
/S/ ILLEGIBLE                          a Florida corporation

                                       By: /S/ ILLEGIBLE
                                          ------------------------

                                       Title: CFO



Landlord: ___________      Tenant:___________

                                                  CCP Phase II, Building 3

                                LEGAL DESCRIPTION

                                    EXHIBIT A

Approximately 9,824 square feet of office and/or warehouse space located in a building containing approximately 53,022 square feet situated on a portion of approximately 9.49 acres on a parcel of land lying in Section 6, Township 47 South, Range 43 East and being more particularly described as 902 Clint Moore Road, Suite 100 and Suites 104/106, Boca Raton, Florida. Further described as Congress Corporate Plaza, Phase II situated within a development known as Congress Corporate Plaza containing of approximately 106,044 square feet.

                                   EXHIBIT B

                            (DESCRIPTION TO FOLLOW)








Landlord: ___________      Tenant:___________

                              MEMORANDUM OF LEASE,

         THIS MEMORANDUM OF LEASE, dated this 14th day of January, 1997, by and between REGENT HOLDING CORPORATION, C/O TRAMMELL CROW COMPANY whose address is 1515 South Federal Highway, Suite 113, Boca Raton, Florida 33432 (Landlord), and NETSPEAK CORPORATION, whose address is 902 CLINT MOORE ROAD, SUITES
100/104/106, BOCA RATON, FLORIDA 33487 (Tenant).

                                  WITNESSETH:

          Landlord hereby demises and leases unto Tenant and Tenant hereby hires and takes from Landlord, upon and subject to the covenants and agreements set forth in that certain Lease dated 1/7, 1997 (the "Lease"), made between Landlord and Tenant, certain premises (Demised Premises) comprising part of the commercial real property known as CONGRESS CORPORATE PLAZA II, located upon the tract of land described in Exhibit A-l attached hereto and made a part hereof, and consisting of the parcel of land, together with the building(s) erected thereon.

          Landlord and Tenant desire to record this Memorandum of Lease for the purpose of placing the public on notice of inquiry as to the specific provisions, terms, covenants and conditions of the Lease, all of which are incorporated herein by reference with the same force and effect as if herein set forth in full. Specifically, the Lease contains, among others, the following covenants and agreements between the parties:

          Neither Tenant nor anyone claiming by, through or under Tenant, including, without limitation, contractors, subcontractors, materialmen, mechanics and laborers, shall have any right to file or place mechanic's, materialmen's or other liens of any kind whatsoever upon the demised premises or upon the tract of land described on Exhibit A-l, or any portion thereof; on the contrary, any such liens are specifically prohibited and shall be null and void and of no further force or effect. Notice is hereby given pursuant to
Section 713.10, Florida Statutes, that the Lease contains the following provision:

          "Tenant has no power to subject Landlord's interest in the demised premises to any claim or lien of any kind or character and any persons dealing with Tenant must look solely to the credit of the Tenant for payment".

         This Memorandum of Lease is being recorded in lieu of recording the Lease itself for the purpose of placing the public on notice or inquiry as to the specific provisions, terms, covenants and conditions thereof, and nothing herein contained is intended to or does change modify or affect any of the terms or provisions of the Lease or the rights, duties, obligations, easements and covenants running with the land created hereby, all of which remain in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed and sealed this Memorandum of Lease as of the day and year first above written.

                                     TENANT:

                                     NETSPEAK CORPORATION,
                                     a Florida corporation

                                     By: /S/ ILLEGIBLE
                                        ----------------------

                                     Name: JOHN W. STATEN

                                     Title: CFO

As to Tenant                      TENANT

STATE OF FLORIDA
COUNTY OF PALM BEACH

     The foregoing instrument was acknowledged before me this 30th day of December, 1996, by John Staten, an officer of Netspeak Corp. on behalf of the corporation. The above-named individual [] is personally known to me, or [] has produced the following identification ___________ which is current or has been issued within the past five years and bears a serial or other identifying number and did (did not) take an oath.

NOTARY PUBLIC
STATE OF FLORIDA

CHRISTINE CERVANTES                         CHRISTINE CERVANTES
NOTARY PUBLIC, STATE OF FLORIDA             Print Name:________________
COMMISSION NO. CC 602128                    NOTARY PUBLIC - STATE OF FLORIDA
MY COMMISSION EXP. 11/18/2000               Commission Number: CC 602128
BONDED THROUGH FLA. NOTARY SERVICE          My Commission Expires: 11/18/2000
& BONDING CO.

                                            LANDLORD:

                                            REGENT HOLDING CORPORATION,
                                            a Florida corporation

                                            By: /S/ ILLEGIBLE
                                               -------------------------

                                            Name: /S/ ILLEGIBLE
                                                 -----------------------

                                            Title: Vice President


As to Landlord                              LANDLORD

    (NOTARIAL SEAL)

STATE OF FLORIDA
COUNTY OF PALM BEACH


    The foregoing instrument was acknowledged before me this 29th day of January, 1997, by Leo Ghites, a Vice President of Regent Holding Corp. on behalf of the ___________. The above-named individual [] is personally known to me, or [] has produced the following identification ___________ which is current or has been issued within the past five years and bears a serial or other identifying number and did (did not) take an oath.


                                            JANET HORNE
                                            Print Name: JANET HORNE
                                            NOTARY PUBLIC - STATE OF FLORIDA
                                            Commission Number:_______________
                                            My Commission Expires:___________

    (NOTARIAL SEAL)                         JANET HORNE
                                            NOTARY PUBLIC, STATE OF FLORIDA
                                            MY COMM. EXPIRES NOV. 1 1997
                                            NO. CC 327293

                                                  CCP Phase II, Building 3

                                LEGAL DESCRIPTION

                                    EXHIBIT A

Approximately 9,824 square feet of office and/or warehouse space located in a building containing approximately 53,022 square feet situated on a portion of approximately 9.49 acres on a parcel of land lying in Section 6, Township 47 South, Range 43 East and being more particularly described as 902 Clint Moore Road, Suite 100 and Suites 104/106, Boca Raton, Florida. Further described as Congress Corporate Plaza, Phase II situated within a development known as Congress Corporate Plaza containing of approximately 106,044 square feet.

                                        CONGRESS CORPORATE PLAZA, PHASE II
                                        NETSPEAK CORP.
                                        902 CLINT MOORE ROAD, SUITES 104/106
                                        BOCA RATON, FLORIDA 33487
                                        LEASE DRAFTED: DECEMBER 15, 1995


                                LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into by and between______________________

REGENT HOLDING CORPORATION, A FLORIDA CORPORATION_______________________________

("Landlord"), and NETSPEAK Corp., A Florida corporation_________________________

_____________________________________________________________________("Tenant"):

                                  WITNESSETH:

      1.01 PREMISES In consideration of the obligation of Tenant to pay rent and of the other terms, provisions and covenants hereof, Landlord leases to Tenant and Tenant leases from Landlord, all that portion of certain real property situated within the County of Palm Beach, State of Florida, legally described in Exhibit A, and the buildings and improvements to be constructed thereon as outlined on the site plan contained in Exhibit B (the "Premises"), including any truck loading areas specifically marked in red on said Exhibit B for the exclusive use of Tenant. The Premises and the building within which the Premises are located (the "Building") are part of a larger development (the "Development") commonly known as CONGRESS CORPORATE PLAZA

      2.01 TERM OF LEASE. The term of this lease shall commence on the "Rent Commencement Date", as hereinafter defined, and ending 36 months thereafter, provided however, that in the event the rent commencement date is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the rent commencement date.

      2.02 RENT COMMENCEMENT DATE. The "Rent Commencement Date" shall be, January 1, 1996 or date the Landlord delivers Premises to Tenant, which is late. In the event this lease pertains to a building or building interior finish to be constructed, the "Rent Commencement Date" shall be the date upon which the buildings and other improvements erected and to be erected upon the premises shall have been substantially completed in accordance with the plans and specifications described on Exhibit "C" attached hereto and incorporated herein by reference, provided however, that if Landlord shall be delayed in such substantial completion as a result of: (i) Tenant's failure to agree to plans, specifications, and cost estimates, within a reasonable period of time: (ii) Tenant's request for materials, finishes or installations other than Landlord's standard; (iii) Tenant's changes in plans: the commencement date and the payment of rent hereunder shall be accelerated by the number of days of such delay, and provided further that if Landlord cannot substantially complete the premises as a result of any events (i) through (iii) above, Landlord may as its election complete so much of Landlord's work as may be practical under the circumstances and by written notice to Tenant, establish the commencement date as the date of such partial completion, subject to any applicable accelerations due to delays resulting from events (i) through (iii) above. Taking possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements have been completed in accordance with the plans and specifications and that the premises are in good and satisfactory condition, as of when possession was so taken. Tenant acknowledges that no representations as to the repair of the premises have been made by Landlord, unless such are expressly set forth in the lease. After such "Rent Commencement Date" Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises. In the event of any dispute as to substantial completion of work performed, execute or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive.

      3.01 BASE RENT Tenant agrees to pay to Landlord rent for the premises, in advance, without demand, deduction or set off, for the entire term hereof at the rate of two thousand nine hundred eighty four and 00/100 ---- Dollars ($2,984.00) per month. One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the rent commencement date, except that the rental payment for any fractional calendar month at the commencement of the lease period shall be prorated. The rental payment is subject to adjustment as provided below.

      3.02 RENT ESCALATION The base rent shall be subject to adjustment on the first day of January of each year of the Lease term (such date being hereafter referred to as the "rent adjustment date") in the following manner: (a) Landlord and Tenant agree that on and as of the adjustment date each year during the term of this lease, Landlord may increase the base rental for the premises then due under the lease to an amount equal to the product of the current annual rental, including any prior adjustments, multiplied by a fraction the numerator being the Consumer Price Index published for the October immediately preceeding the rent adjustment date, and the denominator being the Consumer Price Index for the October twelve (12) months prior to the rent adjustment date. For the first rent adjustment date occuring during the term of this lease, any increase in annual rental effective through this paragraph shall be reduced by the percentage of the calendar year (the calendar year being the period from January 1st through December 31) preceding the rent adjustment date that the Tenant was not in possession of the premises (b) "Consumer Price Index" shall be the Consumer Price Index for all Urban Consumer - U.S. City Average for all items ( 1982-84=
100) of the Bureau of Labor Statistics of the United States Department of Labor. If the Consumer Price Index published by the Department of Labor, Bureau of Labor Statistics is changed so that it affects the calculations achieved hereunder, the Consumer Price Index shall be converted in accordance with a conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Consumer Price Index is discontinued or revised during the term of the Lease, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would have been obtained if the Consumer Price Index had not been discontinued or revised. Notwithstanding anything contained in this paragraph, the additional rent payable by Tenant in any year pursuant to this paragraph shall in no event be less than that paid in the prior year.



      4.01 SECURITY DEPOSIT Tenant agrees to deposit with Landlord on the date hereof the sum of eight thousand four hundred fifty three and 22/100----------- ------------------------------- Dollars ($8,453.22), which sum shall be held by
Landlord, without obligation for interest, as security for the full, timely and faithful performance of Tenant's covenants and obligations under this Lease, it being expressly agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages. Upon the occurrence of any event of default by Tenant, Landlord may, from

Landlord: _________    Tenant: __________
time to time, without prejudice to any other remedy, use such funds to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by Tenant's default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord at such time after termination of this Lease when Landlord shall have determined that all Tenant's obligations under this Lease have been fulfilled.

      5.01 PERMITTED USE. The Premises shall be continously used for the sole purpose of general business offices and/or for receiving, storing, shipping and selling (other than at retail) products, materials and merchandise made and/or distibuted by Tenant and for no other use or purpose. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. The overnight parking of automobiles, trucks or other vehicles, and the outside storage of any property including trash or garbage are prohibited. Tenant agrees that it shall, at its own cost and expenses keep its employees, agents, customers, invitees, and/or licensees from parking on any streets running through or contiguous to the buildings or development of which the premises are part thereof. Tenant agrees that no washing of any type will take place in the premises including the truck apron and parking areas. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of Development or unreasonably interfere with such tenants' use of their respective premises or permit any use which would adversely affect the reputation of the Development. Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive, highly flammable or constitutes a hazardous substance or waste. Tenant shall not permit the Premises to be used for any purpose (including, without limitation, the storage of merchandise) in any manner which would render the insurance thereon void or increase the insurance rate thereof. Tenant agrees to indemnify and hold Landlord harmless against any and all loss, costs and claims, including attorney's fees relating to the improper storage, handling, transportation or disposal of explosive, highly flammable or hazardous materials or resulting from any other improper use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the Premises, and shall promptly comply with all governmental orders and directives for the connection, prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense. If, as a result of any change in the governmental laws, ordinances and regulations, the Premises must be altered to accommodate lawfully the use and occupancy thereof, such alterations shall be made only with the consent of Landlord, but the entire cost thereof shall be borne by Tenant; provided that the necessity of Landlord's consent shall in no way create any liability against Landlord for failure of Tenant to comply with such laws, ordinances and regulations. Tenant shall take whatever other actions are necessary so that the Premises and Tenant's use thereof complies with the Fire Prevention Code of the National Fire Protection Association and any other fire prevention laws, ordinances, rules or regulations applicable to the Premises.

      6.01 TENANT'S TAXES. Tenant shall be responsible to pay before delinquency all franchise taxes, assessments, levies or charges measured by or based in whole or in part upon the rents payable hereunder or the gross receipts of Tenant and all sales taxes and other taxes imposed upon or assessed by reason of the rents and other charges payable hereunder. The Florida sales tax imposed on rent and on other charges payable hereunder shall be paid by Tenant to Landlord with the payment of Tenant's rental payments and other charges payable hereunder.

      7.01 DEFINITION OF OPERATING COSTS. The term "Operating Costs shall mean all costs and expenses paid or incurred by Landlord or on Landlord's behalf in connection with the ownership, management, repair, replacement, remodeling, maintenance and operation of the Development (including, without limitation, all assessed real property taxes, assessments (whether general or special) and governmental charges of any kind and nature whatsoever including assessments due to deed restrictions and/or owner's associations, which accrue against the building and/or development of which the premises are a part, the costs of maintaining and repairing parking lots, parking structures, easements, and landscaping, property management fees, utility costs to the extent not separately metered, insurance premiums, depreciation of the costs of replacement (as defined below) of the building and improvements in the Development but not including any structural repairs or replacements which are normally chargeable to capital accounts under sound accounting principles, and the Building's share of costs of the Development). The term "operating costs" does not include; (i) costs of alterations of tenants' premises; (ii) costs of curing construction defects; (iii) interest and principal payments on mortgages, and other debt cost; (iv) real estate brokers, leasing commissions or compensation;
(v) any cost or expenditure for which Landlord is reimbursed, whether by insurance proceeds or otherwise; (vi) cost of any service furnished to any other occupant of the Building which Landlord does not provide to tenant hereunder. Structural repairs and replacements are repairs and replacements to the foundations, load-bearing walls, columns and joists and replacement of roofing and roof deck. Notwithstanding anything contained herein to the contrary, depreciation of any capital improvements which are intended to reduce Operating Costs, or are required under any governmental laws, regulations or ordinances which were not applicable to the Building or the Development at the time it was constructed, or are recommended by the N.F.P.A. Life Safety Code, shall be included in Operating Costs. The useful life of any such improvement as well as all non-structural replacements shall be reasonably determined by Landlord. In addition, interest on the undepreciated cost of any such improvement or non-structural replacement (at the prevailing construction loan rate available to Landlord on the date the cost of such improvement was incurred) shall also be included in Operating Costs. If Landlord selects the accrual method of accounting rather than the cash accounting method for Operating Costs purposes, Operating Costs shall be deemed to have been paid when such expenses have accrued. Landlord shall have the right at any time and from time to time to elect, which election shall be subject to revocation, to exclude that portion of Operating Costs attributable to any separately assessed part of the Development and any separate building within the Development. During any period that Operating Costs attributable to any separately assessed part of the Development and/or separate building are so excluded from Operating Costs, then for the purposes of calculating Tenant's proportionate share of Operating Costs as provided in Section 7.02, the denominator shall not include the rentable area of such separately assessed part of the Development and/or such separate building. Landlord may, in a reasonable manner, allocable insurance premiums for so-called "blanket" insurance policies which insure other properties as well as the Development and said allocated amount shall be deemed to be an Operating Cost.

      If at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

      7.02 TENANT'S PROPORTIONATE SHARE OF OPERATING COST. Tenant shall pay to Landlord, as additional rent, its proportionate share of operating costs calculated on the basis of the ratio set forth in Section 8.01. Any payments with respect to any partial calendar year in which the Term commences or ends shall be prorated. Tenant agrees to pay $1,003.37 per month as an escrow amount for operating costs as defined in Article 7.01. Landlord may, at any time, deliver to Tenant its estimate (or revised estimate) of such additional amounts payable under this Section for each calendar year. On or before the first day of the next month and on or before first day of each month thereafter, Tenant shall pay to Landlord as additional rent such amount as Landlord reasonably determines to be necessary to bring and keep Tenant current. As soon as practicable after the close of each calendar

 Landlord:__________ Tenant: __________
year, Landlord shall deliver to Tenant a statement showing the total amount payable by Tenant under this Article. If such statement shows an amount due from Tenant that is less than the estimated payments previously paid by Tenant, it shall be accompanied by a refund of the excess to Tenant or at Landlord's option the excess shall be credited against the next monthly installment of rent. If such statement shows an amount due from Tenant that is more than the estimated payments paid by Tenant, Tenant shall pay the deficiency to Landlord, as additional rent. In the event an amount is due and is not paid within thirty
(30) days after the date of Landlord's statement to tenant, the unpaid amount shall bear interest at the rate of eighteen (18%) percent per annum from the date of such statement until payment by tenant. Landlord and Tenant acknowledge that certain of the costs of management, operation and maintenance, of the Development are allocated among all of the buildings in the Development using methods of allocation that are considered reasonable and appropriate under the circumstances. Tenant hereby consents to such allocations provided that the determination of such costs and the allocation of all or part thereof to Operating Costs hereunder shall be in accordance with generally accepted accounting principles applied on a consistent basis. Tenant or its' representatives shall have the right after seven (7) days prior written notice to Landlord to examine Landlord's books and records of Operating Costs during normal business hours within twenty (20) days following the furnishing of the statement to Tenant. Unless Tenant takes written exception to any item within thirty (30) days following the furnishing of the statement to Tenant (which item shall be paid in any event), such statement shall be considered as final and accepted by Tenant. The taking of exception to any item shall not excuse Tenant from the obligation to make timely payment based upon the statement as delivered by Landlord.

      6.01 TENANT'S PROPORTIONATE SHARE. (a) Tenant's "proportionate share" as used in this Lease with respect to the Building shall mean a fraction the numerator of which shall be the rentable area contained in the Premises and the denominator of which shall be the rentable area contained in the Building, as determined by Landlord. Tenant's "proportionate share" as used in this Lease with respect to costs relating to more than the Building, shall mean a fraction the numerator of which shall be the rentable area contained in the Premises and the denominator of which shall be the rentable area of all buildings, as determined by Landlord, within the Development. Notwithstanding anything contained in the Lease to the contrary, Landlord shall have the right, from time to time, to add to or exclude from the Development real property and any buildings constructed thereon. In the event Landlord elects to add to or exclude from the Development, Landlord shall notify Tenant in writing of any such addition or exclusion which notice shall describe the property added or excluded.

      9.01 TENANT'S OBLIGATIONS. (a) Tenant shall at its own cost and expense keep and maintain all parts of the Premises and such portion of the Development within the exclusive control of Tenant in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original, induding but not limited to, windows, glass and plate glass, doors, skylights, any special office entries, interior walls and finish work, floors and floor coverings, heating and air conditioning systems, electrical systems and fixtures, sprinkler systems, water heaters, dock board, truck doors, dock bumpers, and plumbing work and fixtures. Tenant as part of its obligation hereunder shall keep the whole of the Premises in a clean and sanitary condition. Tenant will as far as possible keep all such parts of the Premises from deteriorating, ordinary wear and tear excepted, and from falling temporarily out of repair, and upon termination of this Lease in any way. Tenant will yield up the Premises to Landlord in good condition and repair, loss by fire or other casualty covered by insurance to be secured pursuant to Article
15 excepted (but not excepting any damage to glass or loss not reimbursed by insurance because of the existence of a deductible under the appropriate policy). Tenant shall not damage any demising wall or disturb the integrity and supports provided by any demising wall and shall, at its sole cost and expense, properly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees. Tenant shall, at its own cost and expense, as additional rent, pay for the repair of any damage to the Premises, the Building, or the Development resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, servants, employees, patrons, customers, or any other person entering upon the Development as a result of Tenant's business activities or caused by Tenant's default hereunder.

(b) Tenant at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord, for servicing all heating and air conditioning systems and equipment servicing the Premises and an executed copy of such contract shall be delivered to Landlord. This service contract must include all services suggested by the equipment manufacturer within the operations/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Landlord may (but shall not be required to), upon notice to Tenant, elect to enter into such a maintenance service contract on behalf of Tenant or perform the work itself and, in either case, charge Tenant therefore, together with a reasonable charge for overhead.

      9.02 LANDLORD'S OBLIGATIONS. Landlord shall maintain in good repair, reasonable wear and tear and any casualty covered by the provisions of Article 15 excepted, all parts of the Development, other than tenants' demised premises or portions of the Development within the exclusive control of tenants of the Development, making all necessary repairs and replacements, whether ordinary or extraordinary structural or nonstructural, including roof, foundation, walls, downspouts, gutters, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including any rail spur areas, exterior painting, exterior lighting, exterior signs and common sewage plumbing and the maintenance of all paved areas including driveways and alleys, including, but not limited to, cleaning, repaving, restripping and resealing. Tenant shall immediately give Landlord written notice of any defect or need for repairs, after which Landlord shall have a reasonable opportunity to repair the same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store front or office entry.

      10.01 ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the Premises (including, without limitation, the roof and wall penetrations) without the prior written consent of Landlord. If Landlord shall, consent to any alterations, additions or improvements proposed by Tenant, Tenant shall construct the same in accordance with all governmental laws, ordinances, rules and regulations and all requirements of Landlord's and Tenant's insurance policies and only in accordance with plans and specifications approved by Landlord; and any contractor or person selected by Tenant to make the same, or, at Landlord's option and discretion, the alterations, additions or improvements shall be made by Landlord for Tenant's account and Tenant shall fully reimburse Landlord for the entire cost thereof. Tenant may, without the consent of Landlord, but at its own cost and expense and in good workmanlike manner erect such shelves, bins, machinery and other trade fixtures as it may deem advisable, without altering the basic character of the Building or Development and without overloading the floor or damaging such Building or Development, and in each case after complying with all applicable governmental laws, ordinances, regulations and other requirements, All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this Lease if Tenant so elects, and shall be removed by the date of termination of this Lease or upon earlier vacating of the Premises if required by Landlord; upon any such removal Tenant shall restore the Premises to their original condition. Al1 such removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the primary structure or structural quality of the Building.

      11.01 SIGNS AND WINDOW TREATMENT. Tenant shall not install any signs upon the Building or Development. Landlord will provide, at Tenant's request and cost, Landlord's standard identification sign, which sign shall be removed by Tenant upon termination of this lease at which time Tenant shall restore the property to the same condition as prior to installation of said sign. Tenant shall not install drapes, curtains, blinds or any window treatment without Landlord's prior written consent. Landlord may from time to time require Tenant to change its signage to conform to a revised standard for the Building, provided Landlord pays

Landlord:__________ Tenant: __________
the cost of removing and replacing such signs. Landlord shall maintain all signs and the cost thereof shall be charged to Tenant.

      12.01 INSPECTIONS. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six
(6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have the right to erect on the premises a suitable sign indicating the premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenants responsibility for repairs and restoration.

      13.01 UTILITIES Tenant shall pay for all gas, heat, light, power, telephone, and other utilities and services used on or from the Premises, including without limitation, Tenant's proportionate share as determined by Landlord for the use of such utilities which are not separately metered and any central station signaling system installed in the Premises or the Building, together with any taxes, penalties and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish and install all electric light bulbs, tubes and ballasts, other than those originally provided to the Premises by Landlord. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

      14.01 ASSIGNMENT AND SUBLETTING. (a) Tenant shall not have the right to assign, sublet, transfer or encumber this lease, or any interest therein, without the prior written consent of Landlord, such consent not to be unreasonably withheld or delayed. Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this Paragraph shall be void. All cash or other proceeds of any assignment, such proceeds as exceed the rentals called for hereunder in the case of a subletting and all cash or other proceeds of any other transfer of Tenants interest in this lease shall be paid to Landlord, whether such assignment, subletting or other transfer is consented to by Landlord or not, unless Landlord agrees to the contrary in writing, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. Any assignment, subletting or other transfer of Tenants interest in this lease shall be for an amount equal to the then fair market value of such interest. These covenants shall run with the land and shall bind Tenant and Tenants heirs, executors, administrators, personal representatives, representatives in any bankruptcy proceeding, successors and assigns. Any assignee, sublessee or transferee of Tenant's interest in this lease (all such assignees, sublesses and transferees being hereinafter referred to as "successors"), by assuming Tenant's obligations hereunder shall assume liability to Landlord for all amounts paid to persons other than Landlord by such successors in contravention of this Paragraph. No assignment, subletting or other transfer, whether consented to by Landlord or not, shall relieve Tenant of its liability hereunder. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, as provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord for Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

      (b) If this lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code 11 U.S.C. 101 et seq., (The "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of the Landlord and be promptly paid or delivered to Landlord.

      (c) Any person or entity to which this lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this lease on and afer the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

      15.01 FIRE AND CASUALTY DAMAGE. (a) Landlord agrees to maintain insurance covering the building of which the premises are a part in an amount not less than eighty (80%) percent (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the replacement cost thereof, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsement to insure against all other Risks of Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the premises are situated for use by insurance companies admitted in such state for thc writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 15.01(c), 15.01(d), and 15.01(e) below, such insurance shall be for the sole benefit of Landlord and under its sole control.

      (b) If the building situated upon the premises should be damaged or destroyed by fire, tornado or other casualty, tenant shall give written notice thereof to Landlord.

      (c) If the buildings situated upon the premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within two hundred (200) days afer the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

      (d) If the buildings situated upon the premises should be damaged by any peril covered by insurance to be provided by Landlord under subparagraph 15.01(a) above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within two hundred (200) days afer the date upon which Landlord is notified by Tenant of such damage, this lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant and except that Tenant shall pay to Landlord upon demand any amount by which Landlord's cost of such rebuilding, repair and/or replacement exceeds net insurance proceeds paid to Landlord in connection with such damage and except that Landlord may elect not to rebuild if such damage occurs during the last year of the term of the lease exclusive of any option which is unexercised at the time of such damage. If the premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and or obligations hereunder shall cease and terminate. Should construction be delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control or other causes beyond the reasonable control of Landlord, the period of restoration, repair or rebuilding shall be extended for the time Landlord is so delayed.

      (e) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such

Landlord:__________ Tenant: __________
requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

      (f) Each of Landlord and Tenant hereby releases the other from any loss or damage to property caused by fire or any perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of the Landlord and Tenant agrees that it will request its insurance carriers to indude in its policies such a clause or endorsement.

      16.01 LIABILLTY. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees of any other person entering upon the premises, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property the sole cause of which is the gross negligence of Landlord or the failure of Landlord to repair any part of the premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant shall procure and maintain throughout the term of the lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with (i) the premises; (ii) the condition of the premises; (iii) Tenant's operations in and maintenance and use of the premises; and (iv) Tenants liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $2,000,000 per occurrence in respect to injury to persons (including death), and in the amount of not less than $1,000,000 per occurence in respect to property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefore, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewal thereof bearing (notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

      17.01 CONDEMNATION. (a) If the whole or any substantial part of the Premises or Building should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises or Building for the purpose for which they are then being used, this Lease shall terminate effective when the legal taking shall occur as if the date of such taking were the date originaly fixed in the Lease for the expiration of the Term.

      (b) If the part of the Premises or Building shall be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances and Landlord shall undertake to restore the Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all the circumstances.

      (c) In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation precedings; provided that Tenant shall not be entitled to receive any award for the loss of any improvements paid for by Landlord or for Tenant's loss of its leasehold interest, the right to such award as to such items being hereby assigned by Tenant to Landlord.

      18.01 HOLDING OVER. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord with all repairs and maintenance required herein to be performed by Tenant completed. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to double the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this lease except otherwise expressly provided. The preceding provisions of this paragraph shall not be construed as consent for Tenant to hold over.

      19.01 QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease. Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance by other tenants or third persons; however, Landlord shall not be liable for any such interference or disturbance, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance. In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior lease.

20.01 EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this lease:

      (a) Tenant shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Landlord required herein when due and such failure shall continue for a period of five (5) days from the date such payment was due.

      (b) Tenant or any guarantor of Tenant,s obligations hereunder shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts or shall make a general assignment for the benefit of creditors; or Tenant or any such guarantor shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor to adjudicate it as bankrupt or insolvent, or seeking reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or Tenant or any such guarantor shall take any action to authorize or in contemplation of any of the actions set forth above in this paragraph; or

Landlord:__________ Tenant: __________

      (c) Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor or to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property.

      (d) A receiver or trustee shall be appointed for all or substantially all of the assets of the Tenant.

      (e) Tenant shall desert or vacate any substantial portion of the premises.

      (f) Tenant shall fail to discharge any lien placed upon the premises in violation of Paragraph 26.01 hereof within twenty (20) days after any such lien or encumbrance is filed against the premises.

      (g) Tenant shall fail to comply with any term, provision or covenant of this lease (other than the foregoing in this Paragraph 20.01, and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

      (h) Tenant shall fail to continuously operate its business at the premises for the permitted use set forth in Paragraph 5.01 whether or not Tenant is in default of the rental payment due under this lease

      20.02 REMEDIES. (a) Upon the occurrence of any of such events of default described in Paragraph 20.01 hereof. Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever;

(1) Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefore.
(2) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefore, and relet the premises and receive the rent therefore.
(3) Enter upon the premises, by force if necessary, without being liable for prosecution or any claim for damages therefore, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.
(4) Alter all locks and other security devices at the premises without terminating this lease.

      (b) In the event Landlord may elect to regain possession of the premises by a forcible detainer proceeding, Tenant hereby specifically waives any statutory notice which may be required prior to such proceeding, and agrees that Landlord's execution of this lease is, in part, consideration for this waiver.

      (c) In the event Tenant fails to pay any installment of rent hereunder as when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five (5%) percent of such installment; and the failure to pay such amount within five (5) days after demand therefore shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

      (d) In the event Tenant's check, given to Landlord in payment, is returned by the bank for non-payment, Tenant agrees to pay all expenses incurred by Landlord as a result thereof.

      (e) Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the wrirten agreement of Landlord and Tenant. No such alteration of locks or other security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any event of default, to the aforesaid exercise of dominion over Tenant's property within the premises. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable for trespass or otherwise.

      (f) In the event Landlord elects to terminate the lease by reason of an event of default, then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, the sum of all rental and other indebtedness accrued to date of such termination, plus, as damages, an amount equal to the greater of (i) the total rental hereunder for the remaining portion of the lease term (had such term not been terminated by Landlord prior to the date of expiration and (ii) the then present value of the then fair rental value of the premises for such period.

      (g) In the event that Landlord elects to repossess the premises without terminating the lease, or in the event Landlord elects to terminate the lease, then Tenant at Landlord's option, shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, all rental and other indebtedness accrued to the date of such repossession, plus rental required to be paid by Tenant to Landlord during the remainder of the lease term until the date of expiration of the term as stated in Section 3.01 diminished by any net sums thereafter received by Landlord through reletting the premises during said period (after deducting expenses incurred by Landlord as provided in subparagraph 20.02(h). In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the lease term.

      (h) In case of any evenly of default or breach by Tenant, or threatened or anticipatory breach or default, Tenant shall also be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, in addition to any sum provided to be paid above, brokers' fees incurred by Landlord in connection with reletting the whole or any part of the premises; the costs of removing and storing Tenant's or other occupant's property; the costs of repairing, altering, remodeling or otherwise putting the premises into condition acceptable to a new tenant or tenants, and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies including reasonable attorney's fees.

      (i) In the event of termination or repossession of the premises for an event of default. Landlord shall not have any obligation to relet or to attempt to relet the premises, or any portion thereof, or to collect rental after reletting; and in the event of reletting, Landlord may relet the whole or any portion of the premises for any period to any tenant and for any use and purpose.

Landlord::__________Tenant.___________

      (j) If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligations to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees, to pay Landlord upon demand, all costs, expenses and disbursements (including reasonable attorney's fee's) incurred by Landlord in taking such remedial action.

      (k) In the event that Landlord shall have taken possession of the premises pursuant to the authority herein granted then Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the premises, including that which is owned or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereof, Landlord shall also have the right to remove from the premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and to place same in storage at any premises within the County in which the premises is located; and in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal and storage. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or an predecessor Tenant granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument's copy of Tenant's or Tenant's predecessors signature(s) thereon and without the necessity of Landlord making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnity and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant. Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of Law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after the removal from the Premises shall conclusively be presumed to have been conveyed by Tenant to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to Tenant. The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landord are commercially reasonable.

      21.01 RIGHTS RESERVED TO LANDLORD. Landord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

      (a) To change the name or the street address of the Building or the Development;
      (b) To install and maintain a sign or signs on the exterior of the Building;
      (c) To designate all sources furnishing sign painting and lettering, lamps and bulbs used on the Premises;
      (d) To retain at all times pass keys to the Premises;
      (e) To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building or the Development:
      (f) To change the arrangement and/or location of entrances and corridors in and to the Building and to add, remove, rename or modify buildings, roadways, parking areas, walkways, landscaping, lakes, grading and other improvements in or to the Development.

      22.01 RELOCATION OF PREMISES. Landlord reserves the right to relocate Tenant during the Term to other premises in the Building or in another building within the Development (the "New Premises"), in which event the New Premises shall be deemed to be the Premises for all purposes under this Lease, provided:
(a) the New Premises shall be similar to the Premises in area and appropriateness for the use of Tenant's purposes: (b) if Tenant is then occupying the Premises, Landlord shall pay the reasonable expense of moving Tenant, its property and equipment to the New Premises and such moving shall be done at such time and in such manner so as to cause the least inconvenience to Tenant; (c) Landlord shall give to Tenant not less than thirty (30) days prior written notice of such substitution; and (d) Landlord shall, at its sole cost, improve the New Premises with improvements substantially similar to those located in the Premises.

      23.01 LANDLORD'S LIEN. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Section at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created.

      24.0 SUBORDINATION. Tenant accepts this Lease subject and subordinate to any mortgage and/or deed of trust now or at any time hereafter constituting a lien or charge upon the Development, the Building, or the Premises, without the necessity of any act or execution of any additional instrument of subordination; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of evidencing the subjection and subordination of this Lease to the lien of any such mortgage or for the purpose of evidencing the superiority of this Lease to the lien of any such mortgage as may be the case.

      25.01 MECHANICS LIENS AND OTHER TAXES. (a) Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interests of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease. Tenant agrees to give Landlord immediate written notice if any lien or encumbrance

Landlord:________ Tenant:________
is placed on the premises.

      (b) Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes.

      26.01 NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment shall be deemed to be complied with when and if the following steps are taken:

      (a) All rent and other payments required to be made by Tenant to Landlord shall be payable to: Regent Holding Corporation or to such other entity at the such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

      (b) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered, whether actually received or not, when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

Landlord:                                    Tenant:

------------------------------               -------------------------------
Regent Holding Corporation                   Netspeak Corp.
------------------------------               -------------------------------
C/O Trammell Crow Company                    902 Clint Moore Road
------------------------------               ------------------------------
1515 South Federal Highway, Suite 113        Suites 104/106
------------------------------               ------------------------------
Boca Raton, Florida 33432                    Boca Raton, Florida 33487
------------------------------               -------------------------------

------------------------------               -------------------------------

      If and when included within the term "Landlord", or "Tenant", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments. All panics included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

      27.01 MISCELLANEOUS. (a) Words of any gender used in this Lease shall be held or construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

      (b) The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this Lease and Landlord's grantee or Landlord's successor, as the case may be, shall upon such assignment, become Landlord hereunder, thereby freeing and relieving the grantor or assignor, as the case may be of all covenants and obligations of Landlord hereunder. Each party agrees to furnish to the other, promptly upon demand a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease. Nothing herein contained shall give any other tenant in the Development or the Building any enforceable rights either against Landlord or Tenant as a result of the covenants and obligations of either party set forth herein. If there is more than one Tenant, the obligations of Tenant shall be joint and several. Any indemnification of, insurance of, or option granted to Landlord shall also include or be exercisable by Landlord's agents and employees.

      (c) The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

      (d) In no event shall Landlord's liability for any breach of this Lease exceed the amount of rental then remaining unpaid for the then current Term (exclusive of any renewal periods which have not then actually commenced). This provision is not intended to be a measure or agreed amount of Landlord's liability with respect to any particular breach and shall not be utilized by any court or otherwise for the purpose of determining any liability of Landlord hereunder, except only as a maximum amount not to be exceeded in any event. In addition, it is expressly understood and agreed that nothing in this Lease shall be construed as creating any liability against Landlord, or its successors and assigns, personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, and that all personal liability of Landlord, or its successors and assigns, of every sort, if any, is hereby expressly waived by Tenant, and that so far as Landlord, or its successors and assigns is concerned Tenant shall look solely to the Building for the payment thereof.

      (e) Except as set forth in Section 8.01 above, this Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

      (f) All obligations of Tenant not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the Term, including without limitation, all payment obligations with respect to Operating Costs and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the Term, and prior to Tenant vacating the Premises, Landlord and Tenant shall jointly inspect the Premises and Tenant shall pay to Landlord any amount estimated by Landlord as necessary to put the Premises, including without limitation heating and air conditioning systems and equipment therein, in good condition and repair. Any work required to be done by Tenant prior to its vacation of the Premises which has not been completed upon such vacation, shall be completed by Landlord and billed to Tenant at cost plus fifteen percent. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for Operating Costs. All such amounts shall be used and held by Landlord for payment of such


Landlord: Illegible Tenant: Illegible
obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be audited against the amount payable by Tenant under this Section.

     (g) If any clause, provision or portion of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this Lease nor any other clause, phrase, provision or portion hereof, nor shall if affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances, and it is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is invalid or unenforceable, there be added as a part of this Lease a clause, phrase, provision or portion as similar in terms to such invalid or unenforceable clause, phrase, provision or ponion as may be possible and be valid and enforceable.

     (h) Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound hereby until its delivery to Tenant of an executed copy hereof signed by Landlord, already having been signed by Tenant, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord the security deposit required hereunder and the first month's rent as required hereunder, and any other sums required hereunder.

     (i) Tenant shall at any time and from time to time within ten (10) days after written request from Landlord, execute and deliver to Landlord an estoppel certificate, in form reasonable satisfactory to Landlord.

     (j) Whenever a time period is prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computations for any such time period, any delays due to causes beyond the control of Landlord.

     (k) Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over a time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. The above statement is incorporated in the lease as a requirement in order to comply with Florida Statute 404,056(8).

     (1) Attached iS a Rider to the Lease Paragraph 29.01 through 36.01.

     28.01 EFFECTIVE DATE. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date in point of time, on which all parties hereto have executed this Lease.

     The parties intending to be bound hereby execute or cause this Lease to be executed this 30 day of December, 1995.


WITNESSES:                              LANDLORD:

---------------------------             REGENT HOLDING CORPORATlON.
                                        a Florida corporation
---------------------------

                                        By: /s/ ILLEGIBLE
                                            ------------------------

                                        Agent
                                        ----------------------------
                                        Title:



                                        TENANT:
/s/ ILLEGIBLE
---------------------------             Netspeak Corp.,
/s/ ILLEGIBLE                           a Florida corporation
---------------------------
                                        ----------------------------

                                        BY: /s/ ILLEGIBLE
                                            ------------------------

                                        Executive Vice President
                                        ----------------------------
                                        Title:

Landlord: Illegible Tenant: Illegible

               RIDER TO THE LEASE AGREEMENT BETWEEN REGENT HOLDING
              CORPORATION, A FLORIDA CORPORATION. ("LANDLORD") AND
                     NETSPEAK CORP., A FLORIDA CORPORATION.
                       ("TENANT") FOR PREMISES LOCATED AT

         902 CLINT MOORE ROAD, SUITES 1O4/106, BOCA RATON, FLORIDA 33487



29.01 AMERICANS WITH DISABILITIES ACT: Tenant, at Tenant's sole expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities as applicable now in force or which may hereafter be in force, which shall impose any duty upon the Landlord or Tenant with respect to the use, occupation or alteration of the premises.

30.01 ACCEPTANCE OF PREMISES: Tenant acknowledges that it has inspected the Premises, knows the condition thereof, and accepts such Premises, and specifically the buildings and improvements comprising the same, in their present condition, as suitable for the purposes for which the Premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Landlord, unless such are expressly set forth in this lease. If this lease is executed before the Premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the Premises holds over, and Landlord cannot, using good faith efforts, acquire possession of the Premises prior to the date above recited as the commencement date of this lease, Landlord shall not be deemed to be in default hereunder, nor in any way liable to Tenant because of such failure, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the "commencement date"; and the term of this lease shall automatically be extended so as to include the full number of months hereinbefore provided for, except that if the commencement date is other than the first day of calendar month, such term shall also be extended for the remainder of the calendar month in which possession is tendered. Landlord hereby waives payment of rent covering any period prior to such tendering of possession. After the commencement date, Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises.

31.01 ENVIRONMENTAL MATTERS: Tenant hereby agrees to conform and comply with all provisions of Exhibit E, known herein as Environmental Matters.

Landlord: Illegible Tenant: Illegible

              RIDER TO THE LEASE AGREEMENT BETWEEN REGENT HOLDING
              CORPORATION, A FLORIDA CORPORATION, ("LANDLORD") AND
                     NETSPEAK CORP., A FLORIDA CORPORATION.
                       ("TENANT") FOR PREMISES LOCATED AT

         902 CLINT MOORE ROAD, SUITES 104/106, BOCA RATON, FLORIDA 33487

                                   (CONTINUED)

32.01 LANDLORD'S LIEN PROTECTION: Neither Tenant nor anyone claiming by, through or under Tenant, including, without limitation, contractors, subcontractors, material men, mechanics and laborers, shall have any right to file or place mechanic's, material men's or other liens of any kind whatsoever upon the demised premises or upon the tract of land described on Exhibit A, or any portion thereof; on the contrary, any such liens are specifically prohibited and shall be null and void and of no further force or effect.

         Tenant has no power to subject Landlord's interest in the demised premises to any claim or lien of any kind or character and any persons dealing with Tenant must look solely to the credit of the Tenant for payment.

33.01 INSURANCE REQUIREMENT: Certified copies of insurance policies, as described in paragraph 16.01, together with receipt evidencing payment of premiums therefore, shall be delivered to Landlord prior to Tenant taking possession of the Premises. Tenant's failure to provide proof of insurance shall not delay the Rent Commencement date as defined in paragraph 2.02 above. In the event Landlord notifies Tenant in writing that the Premises are ready for occupancy, but Tenant has not furnished Landlord with proof of insurance, all rent and other charges due under the lease shall begin to accrue as if Tenant had taken possession of the Premises as of the date of Landlord's notice.

34.01 ASSIGNING, MORTGAGE & SUBLETTING: Any transfer, sale, pledge, or other disposition, in any single transaction or cumulatively during the term of the Lease or any renewal or extension thereof, of a legal or an equitable interest in as much as fifty percent (50%) of the shares or assets of Tenant shall be deemed an assignment of the Lease, and prohibited without the express written consent of Landlord, as provided in paragraph 14.01 of the Lease.

35.01 RIGHT OF FIRST REFUSAL: If Landlord receives an offer (an "Outside Offer") from a prospective tenant to lease space contiguous to the Premises which Landlord desires to accept, Tenant shall have the right of first refusal, subordinate to any preexisting rights or options to renew, to lease such space from the Landlord upon the identical terms and provisions contained in the Outside Offer. Tenant shall have seven
         (7) calendar days from receipt of notification by Landlord of the Outside Offer to elect to exercise this right of first refusal by providing written notification of such election to the Landlord and entering into a legally binding agreement. In the event the Tenant fails to timely exercise this right of first refusal, then the Landlord shall be free to consummate the lease transaction specified in the Outside Offer with the prospective tenant which has submitted the Outside Offer or with any other prospective tenant. Tenant's right of first refusal shall terminate upon Tenant electing not to exercise its right, and thereafter Landlord may lease the space without first offering it to Tenant.

36.01 LETTER OF CREDIT: In addition to the Security Deposit paid by Tenant under the Lease (Paragraph 4.01), Tenant agrees to supply Landlord with an irrevocable Letter of Credit in the amount of $16,906.45 and drawn on a Florida Bank, said Bank to be reasonably approved in advance by Landlord. The Letter of Credit shall be in full force and effect throughout thc Lease Term.


Landlord: Illegible Tenant: Illegible

              RIDER TO THE LEASE AGREEMENT BETWEEN REGENT HOLDING
              CORPORATION, A FLORIDA CORPORATION, ("LANDLORD") AND
                     NETSPEAK CORP., A FLORIDA CORPORATION.,
                       ("TENANT") FOR PREMISES LOCATED AT

         902 CLINT MOORE ROAD, SUITES 104/106, Boca RATON, FLORIDA 33487

                                   (CONTINUED)

37.01 MISCELLANEOUS: This Lease Agreement represents the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings, and representations (if any) made by and between such parties. Should there be any conflicts between the Lease and this Rider, this Rider shall control.

     The parties intending to be bound hereby execute or cause this Rider to be executed this 30 day of December, 1997.


ATTEST/WITNESS                          LANDLORD:

By:
    --------------------------          REGENT HOLDING CORPORATlON.
                                        a Florida coloration
By:
    --------------------------

                                        By: /s/ ILLEGIBLE
                                            ------------------------

                                        Title: Agent
                                               ----------------------------

ATTEST/WITNESS                          TENANT:

By: /s/ ILLEGIBLE                           Netspeak Corp.,
    ---------------------------             a Florida corporation

By: /s/ ILLEGIBLE
    ---------------------------

                                        By: /s/ ILLEGIBLE
                                            ------------------------

                                        Title:  Executive Vice President
                                                ----------------------------


Landlord:________ Tenant:________

                                                       CCP Phase 11, Building 3

                                   EXHIBIT A

                                LEGAL DESCRIPTION




Approximately 4,476 square feet of office and/or warehouse space located in a building containing approximately 53,022 square feet situated on a portion of approximately 9.49 acres on a parcel of land lying in Section 6, Township 47 South, Range 43 East and being more particularly described as 902 Clint Moore Road, Suites 104/106, Boca Raton, Florida as shown in Exhibit B. Further described as Congress Corporate Plaza, Phase II situated within a development known as Congress Corporate Plaza containing of approximately 106,044 square feet.

Landlord: Illegible Tenant: Illegible

                                   EXHIBIT B

DESCRIPTION TO FOLLOW


INITIALS:  Landlord:________ Tenant:________

                                   EXHIBIT E

                             ENVIRONMENTAL MATTERS



     (1) Tenant's Covenants Regarding Hazardous Materials.

             (A) COMPLIANCE WITH ENVIRONMENTAL LAWS. Tenant shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations ("Hazardous Materials Laws") relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitations, any "hazardous substances," "hazardous wastes," hazardous materials" or "toxic substances" under any such laws, ordinances or regulations (collectively, "Hazardous Materials").

             (B) Hazardous Materials Handling. Tenant shall at lts own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Premises, including, without limitation, discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Premises. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall cause any and all Hazardous Materials removed from the Premises to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. Tenant shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, on under or about the Premises in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. All reporting obligatlons imposed by Hazardous Materials Laws are strictly the responsibility of Tenant. Upon expiration or earlier termination of the term of the Lease, Tenant shal1 cause all Hazardous
Materials to be removed from the Premises and transported for use, storage or disposal in accordance and compliance with all applicable Hazardous Materials Laws. Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in or about the Premises or any Bulldlng, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises or Building, without first notifying Landlord of Tenant's Intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. In addition, at Landlord's request, Tenant shall remove any tanks or fixtures which contain or contained, or are contaminated with Hazardous Materlals.

               (C) NOTICES. Tenant shal1 immediately notify Landlord in writing of: (i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws; (ii) any claim made or threatened by any person against Tenant, the Premises or Building relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials; and (iiii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or removed from the Premises or Building, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shal1 also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, Building or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

INITIALS: Landlord:__________Tenant:_________

     (2) INDEMNIFICATION OF LANDLORD. Tenant shall indemnify, defend (by counsel acceptable to Landlord), protect, and hold Landlord, and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) for death of or injury to any person or demage to any property whatsoever (including water tables and atmosphere), arising from or caused in whole or in part, directly or indirectly, by (A) the presence ln, on, under or abour the Premises or Bullding or discharge in or from the Premises or Building of any Hazardous Materials or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises or Building, or (B) Tenant's failure to comply with any Hazardous Materials Law whether knowingly or unknowingly, the standard herein being one of strict liability. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises or Building, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith, snd shall survive the expiration or earlier termination of the term of the Lease. For purposes of the release and indemnity provision hereof, any acts or omissions of Tenant, or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

     (3) ADDITIONAL INSURANCE OR FINANCIAL CAPACITY. If at any time it reasonably appears to Landlord that Tenant is not maintaining sufficienct insurance or other means of financial capacity to enable Tenant to fulfill its obligation to Landlord hereunder, whether or not when accrued, liquidated, conditional or contingent, Tenant shall procure and thereafter maincain in full force and effect such insurance or other form of financial assurance, with or from companies or persons and in forms reasonably acceptable to Landlord, as Landlord may from time to time reasonably request. Landlord may procure such insurance if Tenant falls to meet its obligation hereunder and the cost thereof shall be passed through to Tenant.

        (4) ENVIRONMENTAL AUDIT; RIGHT OF ENTRY. Landlord shall have the right to require Tenant to undertake and submit to Landlord a periodic environmental audit from an environmental company approved by Landlord, which audit shall cover Tenant's compliance with this Section. Tenant shall promptly comply with all requirements of such audit and cure all matters raised therein at Tenant's sole cost.

        (5) RADON GAS - Radon is a naturally occuring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

             The above statement is incorporated in the lease as a requirement ln order to comply with Florida Statute 404.056(8).

INITIALS: Landlord:________Tenant_________

                               MEMORANDUM OF LEASE

         THIS MEMORANDUM OF LEASE, dated this 30th day of December, 1995, by and between REGENT HOLDING CORPORATION, C/O TRAMMELL CROW COMPANY whose address is 1515 South Federal Highway, Suite 113, Boca Raton, Florida 33432 (Landlord), and Netspeak Corp., whose address is 902 Clint Moore Road, Suites 104/106, Boca Raton, Florida 33487 (Tenant).


                                  WITNESSETH:

         Landlord has demised and leased unto Tenant and Tenant has hired and taken from Landlord, upon and subject to the covenants and agreements set forth in that certain Lease dated between Landlord certain premises (Demised Premises) comprising part of the commercial real property known as CONGRESS CORPORATE PLAZA II, located upon the tract of land described in Exhibit A attached hereto and made a part hereof, and consisting of the parcel of land, together with the building(s) erected thereon.

         Landlord and Tenant desire to record this Memorandum of Lease for the purpose of placing the public on notice of inquiry as to the specific provisions, terms, covenants and conditions of the Lease, all of which are incorporated herein by reference with the same force and effect as if herein set forth in full. Specifically, the Lease contains, among others, the following covenants and agreements between the parties:

         Neither Tenant nor anyone claiming by, through or under Tenant, including, without limitation, contractors, subcontractors, materialmen, mechanics and laborers, shall have any right to file or place mechanic's, materialmen's or other liens of any kind whatsoever upon the demised premises or upon the tract of land described on Exhibit A, or any portion thereof: on the contrary, any such liens are specifically prohibited and shall be null and void and of no further force or effect. Notice is hereby given pursuant to Section 713.10, Florida Statutes, that the Lease contains the following provision:

             "Tenant has no power to subject Landlord's interest in the demised premises to any claim or lien of any kind or character and any persons dealing with Tenant must fool: solely to the credit of the Tenant for payment."

         This Memorandum of Lease is being recorded in lieu of recording the Lease itself for the purpose of placing the public on notice or inquiry as to the specific provisions, terms, covenants and conditions thereof, and nothing herein contained is intended to or does change modify or affect any of the terms or provisions of the Lease or the rights, duties, obligations, easements and covenants running with the land created hereby, all of which remain in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed and sealed this Memorandum of Lease as of the day and year first above written.

                                        TENANT:

                                        NETSPEAK CORP.,
                                        a Florida corporation



                                        By:   /s/ HARVEY KAUFMAN
                                              ---------------------------------

                                        Name:  Harvey Kaufman
                                              ---------------------------------

                                        Title: Executive Vice President
                                              ---------------------------------

As to Tenant                      TENANT

STATE OF FLORIDA
COUNTY OF PALM BEACH

     The foregoing instrument was acknowledged before me this 20 day of December, 1995, by Harvey Kaufman, a Executive Vice President of Netspeak Corp. on behalf of the Tenant. The above-named individual [X] is personally known to me, or [] has produced the following identification ___________ which is current or has been issued within the past five years and bears a serial or other identifying number and did (did not) take an oath.

NOTARY PUBLIC
STATE OF FLORIDA

PATRICIA HILDEBRAND                         PATRICIA HILDEBRAND
NOTARY PUBLIC - STATE OF FLORIDA            Print Name: Patricia Hildebrand
COMMISSION NO. CC 412478                    NOTARY PUBLIC - STATE OF FLORIDA
MY COMMISSION EXP. 10/10/1998               Commission Number: CC 412478
BONDED BY HAI                               My Commission Expires: 10/10/1998
800-422-1555

                                            LANDLORD:

                                            REGENT HOLDING CORPORATION,
                                            a Florida corporation

                                            By: /s/ ILLEGIBLE
                                                -------------------------

                                            Name: /s/ ILLEGIBLE
                                                  -----------------------

                                            Title: Agent
                                                   -----------------------

As to Landlord                              LANDLORD

    (NOTARIAL SEAL)

STATE OF FLORIDA
COUNTY OF _____________


    The foregoing instrument was acknowledged before me this ____ day of _______, 1995, by __________, a ______________ of ____________________ on
behalf of the ___________. The above-named individual [] is personally known to me, or [] has produced the following identification ___________ which is current or has been issued within the past five years and bears a serial or other identifying number and did (did not) take an oath.


                                            _________________________________
                                            Print Name: _____________________
                                            NOTARY PUBLIC - STATE OF ________
                                            Commission Number:_______________
                                            My Commission Expires:___________

    (NOTARIAL SEAL)

                                                  CCP Phase II, Building 3

                                   EXHIBIT A

                                LEGAL DESCRIPTION



Approximately 4,476 square feet of office and/or warehouse space located in a building containing, approximately 53,022 square feet situated on a portion of approximately 9.49 acres on a parcel of land lying in Section 6, Township 47 South, Range 43 East and being more particularly described as 902 Clint Moore Road, Suites 104/106, Boca Raton, Florida as shown in Exhibit B. Further described as Congress Corporate Plaza, Phase II situated within a development known as Congress Corporate Plaza containing of approximately 106,044 square feet.

Landlord:_________ Tenant: Illegible